UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 9, 2007

Smith Micro Software, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-26536 (Commission File Number)	33-0029027 (IRS Employer Identification No.)
51 Columbia, Suite 200
Aliso Viejo, California 92656
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (949) 362-5800
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES

Item 2.01 Completion of Acquisition or Disposition of Assets.
     On February 9, 2007, Smith Micro Software, Inc. (the “Company”), TEL Acquisition Corp. (“Acquisition Co.”), a wholly-owned subsidiary of the Company, Ecutel Systems, Inc. (“Ecutel”), John J. McDonnell, Jr. and the Principal Stockholders of Ecutel consummated the merger of Ecutel with and into Acquisition Co. (the “Merger”) pursuant to the terms of that certain Agreement and Plan of Merger dated as of January 31, 2007 (the “Merger Agreement”).
     In connection with the Merger, all outstanding shares of capital stock of Ecutel were converted into the right to receive a portion of the merger consideration. The aggregate merger consideration paid by the Company in connection with the Merger was $8,000,000 in cash, of which $1,000,000 is being withheld as security for satisfaction of certain indemnification obligations pursuant to the terms of the Merger Agreement. The consideration for and the other terms and conditions of the Merger were determined by arms-length negotiations between the Company, Ecutel and the Principal Stockholders of Ectuel.
     The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the Merger Agreement attached as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on February 6, 2007.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
     The financial information required by this item, if any, with respect to the Merger, will be filed as soon as practicable, and in any event not later than 71 days after the date of this Current Report on Form 8-K.
(b) Pro Forma Financial Information.
     The pro forma financial information required by this item, if any, with respect to the Merger, will be filed as soon as practicable, and in any event not later than 71 days after the date of this Current Report on Form 8-K.
(d) Exhibits.

2.1(1)	Agreement and Plan of Merger, dated January 31, 2007, by and among Smith Micro Software, Inc., TEL Acquisition Corp., Ecutel Systems, Inc., John J. McDonnell, Jr. and the Principal Stockholders listed on the signature page thereto. Certain schedules and exhibits referenced in the Agreement and Plan of Merger have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

(1)	Previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 6, 2007 and incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH MICRO SOFTWARE, INC.
Date: February 12, 2007	/s/ Andrew Schmidt
Andrew Schmidt
Chief Financial Officer